Birmiwal Investment Trust
(Exact name of registrant as specified in charter)

UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21289

 24140 E. Greystone Lane, Woodway, WA 98020
(Address of principal executive offices) (Zip code)

Kailash Birmiwal 24140 E. Greystone Lane, Woodway, WA 98020 (Name and address of agent for service)

Registrant's telephone number, including area code: (206) 542-7652

Date of fiscal year end: March 31

Date of reporting period: September 30, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Birmiwal Oasis Fund
For Investors Seeking Capital Appreciation

SEMI-ANNUAL REPORT
September 30, 2008

Birmiwal Investment Trust

www.birmiwal.com 1-800-417-5525

BIRMIWAL OASIS FUND (Unaudited)

Birmiwal Oasis Fund
       by Industry Sectors (as a percentage of Total Investment Securities)
                                                    UNAUDITED

* Includes industry sectors that individually constitute no more than 4% of net assets. See Schedule of Investments for additional information.

PERFORMANCE INFORMATION

AVERAGE ANNUAL RATE OF RETURN (%) FOR THE PERIODS ENDED SEPTEMBER 30, 2008.

09/30/08 NAV $17.84

				Since
	1 Year(A)	3 Years(A)	5 Years(A)	Inception(A)
Birmiwal Oasis Fund	(32.41)%	8.15%	17.89%	27.27%
S&P 500 Index(B)	(21.98)%	0.22%	5.16%	7.95%

(A)1 Year, 3 Year, 5 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Birmiwal Oasis Fund was April 1, 2003.

(B)The S&P 500 Index is a broad market-weighted average dominated by blue-chip stocks and is an unmanaged group of stocks whose composition is different from the Fund.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-417-5525.

2008 Semi-Annual Report 1

Availability of Quarterly Schedule of Investments (Unaudited)

     The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC's website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Guidelines (Unaudited)

     Birmiwal Asset Management, Inc., the Fund’s Advisor (“Advisor”), is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge by calling our toll free number (1-800-417-5525), on the Fund’s website at www.birmi-wal.com. It is also included in the Fund’s Statement of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

     Information regarding how the Fund voted proxies, contained on Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling our toll free number (1-800-417-5525). This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Disclosure of Expenses (Unaudited)

     Shareholders of this Fund incur ongoing operating expenses consisting solely of a base management fee and a performance-based management fee. The following example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Fund on April 1, 2008 and held through September 30, 2008.

     The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

     The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	April 1, 2008 to
	April 1, 2008	September 30, 2008	September 30, 2008

Actual	$1,000.00	$768.97	$20.09

Hypothetical	$1,000.00	$1,002.36	$22.74
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 4.53%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period.)

2008 Semi-Annual Report 2

Birmiwal Oasis Fund

		Schedule of Investments
		September 30, 2008 (Unaudited)

Shares/Principal Amount		Market Value	% of Net Assets

COMMON STOCKS
Agricultural Chemicals
508,178	Bodisen Biotech Inc. *	$ 127,045
10,000	Converted Organics Inc. *	48,400
400	Terra Nitrogen Company, L.P.	43,940
		219,385	1.50%
Agricultural Production - Crops
75,000	Agria Corporation * **	255,000	1.74%
Air Transportation, Scheduled
4,500	China Southern Airlines Co. Ltd. * **	43,695	0.30%
Bituminous Coal & Lignite Surface Mining
2,000	James River Coal Co. *	43,980	0.30%
Computer Peripheral Equipment
3,000	RadiSys Corp. *	25,800	0.18%
Computer Storage Devices
10,000	Blue Coat Systems Inc. *	141,900	0.97%
Crude Petroleum & Natural Gas
7,000	ATP Oil & Gas Corp. *	124,670	0.85%
Deep Sea Foreign Transportation of Freight
5,000	DryShips, Inc. **	177,450
8,000	Excel Maritime Carriers, Ltd. **	120,640
5,000	TBS International Limited * **	67,300
		365,390	2.50%
Drawing & Insulating Nonferrous Wire
1,000	Fushi Copperweld, Inc. * **	9,690	0.07%
Engines & Turbines
5,000	China Yuchai International Ltd **	37,950	0.26%
Gold and Silver Ores
230,000	Northgate Minerals Corp. *	301,300
40,000	Taseko Mines Ltd. *	76,000
		377,300	2.58%
Grain Mill Products
19,000	AgFeed Industries, Inc. *	150,100	1.03%
Hotels & Motels
1,000	Melco PBL Entertainment (Macau) LTD. * **	3,990	0.03%
Industrial Organic Chemicals
9,000	Gushan Environmental Energy Limited **	45,990
20,000	VeraSun Energy, Corp. *	62,600
		108,590	0.74%
Jewelry, Precious Metal
9,000	Fuqi International, Inc. * **	73,350	0.50%
Laboratory Analytical Instruments
1,000	Bruker Corporation *	13,330	0.09%
Meat Packing Plants
1,000	Zhongpin, Inc. * **	10,630	0.07%
Metal Mining
55,000	Lundin Mining Corp. *	163,900
1,000	Rio Tinto plc **	249,500
		413,400	2.83%
Miscellaneous Chemical Products
25,000	Shengdatech, Inc. **	175,000	1.20%
Motor Vehicles & Passenger Car Bodies
15,000	China Automotive Systems Inc. **	62,850	0.43%
Motor Vehicles & Passenger Car Bodies
1,000	Tata Motors Ltd. **	7,660	0.05%
Oil & Gas Field Exploration Services
14,000	OMNI Energy Services Corp. *	45,080	0.31%

*Non-Income Producing Securities. **ADR - American Depository Receipt. The accompanying notes are an integral part of the financial statements.

2008 Semi-Annual Report 3

Birmiwal Oasis Fund

		Schedule of Investments
		September 30, 2008 (Unaudited)

Shares/Principal Amount		Market Value	% of Net Assets

COMMON STOCKS
Oil & Gas Field Services
1,000	Allis-Chalmers Energy, Inc. *	$ 12,650
8,800	North American Energy Partners Inc. *	91,256
		103,906	0.71%
Personal Credit Institutions
40,000	First Marblehead Corp.	99,600	0.68%
Petroleum Refining
6,000	Tesoro Corporation *	98,940	0.68%
Pharmaceutical Preparations
5,000	American Oriental Bioengineering Inc. * **	32,450
10,000	Sinovac Biotech Ltd. * **	25,000
		57,450	0.39%
Photographic Equipment & Supplies
33,500	IMAX Corporation *	198,320	1.36%
Printed Circuit Boards
2,000	Celestica Inc. * **	12,880	0.09%
Radio & TV Broadcasting & Communications Equipment
1,000	Ceragon Networks Ltd. * **	7,390
4,000	Digital Ally Inc. *	27,480
5,000	Starent Networks, Corp. *	64,700
		99,570	0.68%
Retail - Apparel & Accessory Stores
2,000	Zumiez, Inc. *	32,960	0.23%
Retail - Department Stores
8,000	Bon-Ton Stores Inc.	21,760	0.15%
Retail - Eating & Drinking Places
1,000	Starbucks Corp. *	14,870	0.10%
Retail - Eating Places
5,000	Ruby Tuesday, Inc. *	28,950	0.20%
Rubber & Plastic Footware
12,000	CROCS Inc. *	42,960	0.29%
Semiconductors & Related Devices
194,307	Actions Semiconductor Co., Ltd. * **	477,995
5,000	Anadigics, Inc. *	14,050
1,000	Applied Materials Inc.	15,130
9,369	Ascent Solar Technologies, Inc. *	23,329
11,000	Canadian Solar Inc. *	214,830
25,400	LDK Solar Co.Ltd. * **	762,508
5,000	LSI Corporation *	26,800
90,000	Netlist Inc. *	99,000
2,000	OmniVision Technologies Inc. *	22,820
2,000	ON Semiconductor Corp. *	13,520
2,000	Solarfun Power Holdings Co. Ltd. * **	21,060
		1,691,042	11.56%
Services - Advertising
2,000	Focus Media Holding Ltd. * **	57,020
1,000	VisionChina Media Inc. * **	14,710
		71,730	0.49%
Services - Business Services
10,000	Giant Interactive Group, Inc. * **	66,600
3,000	China Finance Online Co. Ltd. * **	34,650
2,000	Ctrip.com International Ltd. **	77,220
1,000	The9 Limited * **	16,790
3,000	WNS (Holdings) Ltd. * **	29,550
		224,810	1.54%
Services - Computer Programming
1,000	Satyam Computer Services Ltd. **	16,150
3,000	Wipro Ltd. **	29,160
		45,310	0.31%

*Non-Income Producing Securities. **ADR - American Depository Receipt. The accompanying notes are an integral part of the financial statements.

2008 Semi-Annual Report 4

Birmiwal Oasis Fund

			Schedule of Investments
		September 30, 2008 (Unaudited)

Shares/Principal Amount			Market Value	% of Net Assets

COMMON STOCKS
Services - Computer Programming, Data Processing, Etc.
10,000	Novatel Wireless Inc. *		$ 60,600	0.41%
Services - Miscellaneous Amuzement & Recreation
4,800	Boyd Gaming Corp.		44,928	0.31%
Services - Prepackaged Software
1,300	China Digital TV Holding Co., Ltd. * **		10,647
1,000	Microsoft Corp.		26,690
22,000	Noah Education Holdings, Ltd. * **		77,440
1,000	Sina Corp. * **		35,200
			149,977	1.03%
Special Industry Machinery, NEC
10,000	Amtech Systems Inc. *		93,100
1,000	Intevac Inc. *		10,640
			103,740	0.71%
Steel Works, Blast Furnace & Rolling & Finishing Mills
15,000	Sutor Technology Group, Ltd. * (China)		49,350	0.34%
Surety Insurance
84,800	Ambac Financial Group, Inc.		197,584	1.35%
Surgical & Medical Instruments & Apparatus
1,000	AngioDynamics Inc. *		15,800	0.11%
Telephone & Telegraph Apparatus
2,000	CIENA Corp. *		20,160
5,000	Nortel Networks Corp. * **		11,200
82,150	Qiao Xing Mobile Communication Co., Ltd. * **		249,736
129,084	Qiao Xing Universal Telephone Inc. * **		318,837
			599,933	4.09%
Telephone Communications (No Radiotelephone)
33,000	Mahanagar Telephone Nigam Ltd. **		139,920	0.96%
Wholesale - Drugs, Proprietaries & Druggists' Sundries
247,200	China Medicine Corporation *		412,824	2.81%
Total for Common Stock (Cost $15,053,037)			7,328,454	50.11%
CLOSED-END FUNDS
2,000	India Fund, Inc.		65,640
Total for Closed End Funds (Cost $109,907)			65,640	0.45%
EXCHANGE TRADED FUNDS
2,000	iPath MSCI India Index ETN *		90,520
2,000	Market Vectors Russia ETF		57,840
2,000	Ultra Financials ProShares		34,920
6,000	UltraShort QQQ ProShares +		328,320
Total for Exchange Traded Funds (Cost $564,111)			511,600	3.50%
WARRANTS
53,000	Navios Maritime Holdings Inc. (expires 12-9-2008)		$ 55,120
	exercise price @ 5.00
130,000	Rhapsody Acquisition Corp. * (expires 10-2-2010)		383,500
	exercise price @ 5.00
Total for Warrants (Cost $618,083)			438,620	3.00%
CALL OPTIONS		Shares Subject
Expiration Date/Exercise Price	to Call
Canadian Solar Inc. *		25,000	46,250
October 2008 Calls @ 20.00
China Yuchai International Ltd. **		20,000	20,000
November 2008 Calls @ 7.50
Foster Wheeler, Ltd. *		10,000	37,000
October 2008 Calls @ 35.00
Goldman Sachs Group Inc.		10,000	80,000
October 2008 Calls @ 130.00

*Non-Income Producing Securities. **ADR - American Depository Receipt. + Portion or all of the security is held as collateral. The accompanying notes are an integral part of the financial statements.

2008 Semi-Annual Report 5

Birmiwal Oasis Fund

		Schedule of Investments
	September 30, 2008 (Unaudited)
Shares/Principal Amount		Market Value	% of Net Assets
CALL OPTIONS	Shares Subject
Expiration Date/Exercise Price	to Call
LDK Solar Co.Ltd. * **	50,000	$ 10,000
October 2008 Calls @ 50.00
LDK Solar Co.Ltd. * **	18,800	86,480
November 2008 Calls @ 30.00
LDK Solar Co.Ltd. * **	150,000	210,000
December 2008 Calls @ 50.00
LDK Solar Co.Ltd. * **	47,000	258,500
March 2009 Calls @ 40.00
LDK Solar Co.Ltd. * **	50,000	190,000
March 2009 Calls @ 50.00
LDK Solar Co.Ltd. * **	50,000	345,000
January 2010 Calls @ 50.00
LDK Solar Co.Ltd. * **	20,000	68,000
January 2010 Calls @ 80.00
Shengdatech, Inc. * **	10,000	11,000
December 2008 Calls @ 7.50
Shengdatech, Inc. * **	10,600	2,120
December 2008 Calls @ 10.00
Sigma Designs Inc. *	50,000	-
October 2008 Calls @ 25.00
Ultra QQQ ProShares	10,000	7,500
October 2008 Calls @ 25.00
Total (Premiums Paid - $3,182,790)		1,371,850	9.38%
Cash and Equivalents
4,628,757 Fidelity Governmental Fund 57 2.29% ***		4,628,757	31.65%
(Cost $4,628,757)
Total Investments Securities		14,344,921	98.09%
(Cost $24,156,685)
Other Assets In Excess of Liabilities		279,006	1.91%
Net Assets		$ 14,623,927	100.00%

*Non-Income Producing Securities.
**ADR - American Depository Receipt.
*** Variable Rate Security; The Yield Rate shown represents
the rate at September 30, 2008.

The accompanying notes are an integral part of the financial statements.

2008 Semi-Annual Report 6

Birmiwal Oasis Fund

		Schedule of Written Options
	September 30, 2008 (Unaudited)
Underlying Security	Shares Subject	Market &
Expiration Date/Exercise Price	to Call or Put	Fair Value
Goldman Sachs Group Inc.	10,000	$ 55,500
October 2008 Calls @ 135.00
LDK Solar Co.Ltd. * **	11,000	965,800
January 2010 Puts @ 115.00
Total (Premiums Received - $906,751)		$ 1,021,300	6.98%

*Non-Income Producing Securities. **ADR - American Depository Receipt. The accompanying notes are an integral part of the financial statements.

2008 Semi-Annual Report 7

Birmiwal Oasis Fund

Statement of Assets and Liabilities (Unaudited)
September 30, 2008

Assets:
Investment Securities at Market Value	$ 14,344,921
(Identified Cost - $24,156,685)
Cash Held at Custodian	2,570,958
Receivables:
Dividends and Interest	18,032
Performance Adjustment Due to Fund	21,034
Receivable for Securities Sold	1,132,512
Total Assets	18,087,457
Liabilities
Call Options Written, at Market Value (Premiums Received - $906,751)	1,021,300
Due to Broker	1,233,939
Payable For Securities Purchased	1,163,440
Base Management Fee Payable to Advisor	44,851
Total Liabilities	3,463,530

Net Assets	$ 14,623,927
Net Assets Consist of:
Paid In Capital	24,085,103
Accumulated Net Investment Loss	(386,478)
Accumulated Undistributed Realized Gain (Loss)	851,615
Unrealized Depreciation in Value of Investments, Options Purchased, and	(9,926,313)
Options Written Based on Identified Cost - Net
Net Assets, for 819,875 Shares Outstanding	$ 14,623,927
(Unlimited number of shares authorized)
Net Asset Value, Offering and Redemption Price
Per Share ($14,623,927/819,875 shares)	$ 17.84

Statement of Operations (Unaudited)
For the six months ended September 30, 2008

Investment Income:
Dividends (Net of foreign withholding tax and ADR fees of $182)	$ 16,555
Interest	58,694
Total Investment Income	75,249
Expenses: (Note 3)
Management Fees
Base Management Fees	296,908
Performance Adjustment	113,852
Interest Expense	50,967
Total Expenses	461,727

Net Investment Loss	(386,478)

Realized and Unrealized Gain (Loss) on Investments, Securities Sold Short,
Options Purchased & Options Written:
Net Realized Gain on Investments	456,992
Net Realized Gain on Securities Sold Short	9,608
Net Realized Gain on Options Purchased	482,768
Net Realized Gain on Options Written	326,750
Net Change In Unrealized Depreciation on Investments	(3,900,189)
Net Change In Unrealized Depreciation on Securities Sold Short	63,010
Net Change In Unrealized Appreciation on Options Written	(123,504)
Net Change In Unrealized Appreciation/(Depreciation) on Options Purchased	(1,339,489)
Net Realized and Unrealized Gain (Loss) on Investments, Securities
Sold Short, Options Purchased & Options Written	(4,024,054)
Net Decrease in Net Assets from Operations	$ (4,410,532)

The accompanying notes are an integral part of the financial statements.

2008 Semi-Annual Report 8

Financial Highlights	(Unaudited)
Selected data for a share outstanding throughout the period:	4/1/2008		4/1/2007	4/1/2006	4/1/2005	4/1/2004	4/1/2003 *
	to		to	to	to	to	to
	9/30/2008		3/31/2008	3/31/2007	3/31/2006	3/31/2005	3/31/2004
Net Asset Value -
Beginning of Period	$ 23.20		$ 32.56	$ 37.19	$ 29.34	$ 35.65	$ 20.00
Net Investment Income/(Loss) (a)	(0.47)		(0.80)	(1.27)	(1.18)	(1.03)	(0.43)
Net Gains or Losses on Securities
(realized and unrealized) (b)	(4.89)		2.05	9.26	18.15	2.86	24.15
Total from Investment Operations	(5.36)		1.25	7.99	16.97	1.83	23.72

Distributions (From Net Investment Income)	0.00		0.00	0.00	0.00	0.00	0.00
Distributions (From Capital Gains)	0.00		(10.61)	(12.62)	(9.12)	(8.14)	(8.07)
Total Distributions	0.00		(10.61)	(12.62)	(9.12)	(8.14)	(8.07)
Net Asset Value -
End of Period	$ 17.84		$ 23.20	$ 32.56	$ 37.19	$ 29.34	$ 35.65
Total Return (c)	(23.10)%	***	(2.12)%	22.51%	63.83%	9.99%	126.90%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	14,624		19,074	20,292	16,326	8,077	6,898
Before Waivers
Ratio of Expenses to Average Net Assets	4.53%	**	4.28%	4.85%	4.70%	4.26%	2.90%
Ratio of Net Investment Loss to Average Net Assets	-3.79%	**	-2.58%	-3.46%	-3.50%	-3.72%	-2.68%
After Waivers
Ratio of Expenses to Average Net Assets	4.53%	**	4.28%	4.85%	4.70%	4.26%	1.50%
Ratio of Net Investment Loss to Average Net Assets	-3.79%	**	-2.58%	-3.46%	-3.50%	-3.72%	-1.28%
Portfolio Turnover Rate	887.60%	***	932.44%	688.12%	637.98%	1050.35%	1015.55%

* Commencement of Operations.
** Annualized.
*** Not Annualized. (a) Per share amounts were calculated using the average shares method.
(b) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the
Statement of Operations due to share transactions for the period.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the
Fund assuming reinvestment of all Fund distributions.

The accompanying notes are an integral part of these financial statements.

2008 Semi-Annual Report 9

NOTES TO THE FINANCIAL STATEMENTS BIRMIWAL OASIS FUND September 30, 2008 (UNAUDITED)

1.) ORGANIZATION

Birmiwal Oasis Fund (the "Fund") is a non-diversified series of the Birmiwal Investment Trust (the "Trust"), an open-end investment company that commenced operations on April 1, 2003. The Trust was organized in Ohio as a business trust on January 3, 2003. The Trust may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. At present, there is only one series authorized by the Trust. Birmiwal Asset Management, Inc. is the advisor to the Fund (the "Advisor"). As of the close of business on January 30, 2006, the Fund closed to new investors and would not take additional purchases from existing investors, except shareholders of record on January 30, 2006 were able to continue to add to their existing accounts only through the reinvestment of dividends and/or capital gain distributions from shares owned, and trustees of the Fund, as well as directors, officers and employees of the Advisor, were permitted to continue to open new accounts and make additional purchases in existing accounts. As of August 1, 2006, the Fund has revised its policies with respect to permitted investments in the Fund to reflect the following: The Fund remained closed to new investors except for non-profit organizations. Existing shareholders can purchase additional shares either by making new investments in their existing account(s) and/or by opening new account(s). The total of such new investments will be limited to a maximum of $25,000 per calendar year per taxpayer identification number/social security number. Existing shareholders may also continue to add to their existing accounts through the reinvestment of dividends and/or capital gain distributions from shares owned and may continue to participate in the Automatic Investment Plan (AIP). Non-profit organizations qualifying under Section 501(c)(3) of the Internal Revenue Code can open new accounts subject to a maximum investment limit of $25,000 per calendar year per taxpayer identification number. Trustees of the Fund, as well as directors, officers and employees of the Advisor, may continue to open new accounts and make additional purchases in existing accounts. The Fund’s primary investment objective is to seek capital apreciation. Significant accounting policies of the Fund are presented below:

2.) SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION: Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Advisor's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

In accordance with the Trust's good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect

2008 Semi-Annual Report 10

Notes to the Financial Statements (Unaudited) - continued

to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The Fund adopted Financial Accounting Standards Board (“FASB”) Statement on Financial Accounting Standards (“SFAS”) No. 157 "Fair Value Measurements" effective April 1, 2008. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. In accordance with SFAS No. 157, fair value is defined as the price that would be received by the Fund upon selling an asset or paid by the Fund to transfer a liability in an orderly transaction between market participants at the measurement date. In the absence of a principal market for the asset or liability, the assumption is that the transaction occurs on the most advantageous market for the asset or liability. SFAS No. 157 established a three-tier fair value hierarchy that prioritizes the assumptions, also known as "inputs", to valuation techniques used by market participants to measure fair value. The term "inputs" refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The valuation techniques used to measure fair value should maximize the use of observable inputs and minimize the use of unobservable inputs. The three-tier hierarchy of inputs is summarized in three levels with the highest priority given to Level 1 and the lowest priority given to Level 3: Level 1 - quoted prices in active markets for identical securities, Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) and Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodologies used in valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used as of September 30, 2008 in valuing the Fund's assets and liabilities carried at fair value:

Investments
Valuation Inputs of Assets	in Securities
Level 1- Quoted Prices	$14,344,921
Level 2- Significant Other Observable Inputs	0
Level 3- Significant Unobservable Inputs	0
Total	$14,344,921

Options Written
Valuation Inputs of Liabilities	in Securities
Level 1- Quoted Prices	$1,021,300
Level 2- Significant Other Observable Inputs	0
Level 3- Significant Unobservable Inputs	0
Total	$1,021,300

In March 2008, the FASB issued the Statement of Financial Accounting Standards No.161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

SHORT SALES: The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

2008 Semi-Annual Report 11

Notes to the Financial Statements (Unaudited) - continued

As of September 30, 2008, a portion of the Cash Held at Custodian and portfolio securities valued at $328,320 are restricted because they represent collateral for securities sold short, options written and amounts due to broker.

OPTION WRITING: When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

FEDERAL INCOME TAXES: The Fund’s policy is to continue to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

Effective September 28, 2007 the Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”, a clarification of FASB Statement No. 109, “Accounting for Income Taxes”. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. FIN 48 was applied to all open tax years as of the effective date. The adoption of FIN 48 had no impact on the Fund’s net assets or results of operations.

As of and during the period ended September 30, 2008, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities before 2005.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

OTHER: The Fund records security transactions based on a trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

2008 Semi-Annual Report 12

Notes to the Financial Statements (Unaudited) - continued

3.) INVESTMENT ADVISORY AGREEMENT

The Fund has entered into an Investment Advisory Agreement with Birmiwal Asset Management, Inc. Under the terms of the Investment Advisory Agreement, the Advisor manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board of Trustees. Under the Investment Advisory Agreement, the Advisor, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. The Advisor also pays the salaries and fees of all of its officers and employees that serve as officers and trustees of the Trust. The Advisor pays all operating expenses of the Fund, with the exception of taxes, borrowing expenses (such as (i) interest and (ii) dividend expenses on securities sold short), brokerage commissions, indirect expenses (such as the expenses of other investment companies in which the Fund may invest) and extraordinary expenses.

For its services and its agreement to pay the Fund’s operating expenses, the Advisor receives an annual variable performance-based management fee comprised of a base rate of 2.90% of the Fund's average daily net assets and a performance adjustment, which is in accordance with a rate schedule. The performance adjustment increases or decreases the fee paid by the Fund to the Advisor based on the Fund's performance relative to the S&P 500 Index over the most recent 12-month period. If the Fund's return for the period is within 2.00% (two percentage points) of the return on the S&P 500 Index, no adjustment is made. If the difference between the performance of the Fund and the S&P 500 Index exceeds 2.00% (two percentage points), the performance adjustment is made at a rate that varies linearly with the difference between the Fund's performance and that of the S&P 500 Index. The resulting performance adjustment rate can be as high as 2.40% if the Fund outperforms the S&P 500 Index by 14% (fourteen percentage points) or more, and as low as -2.40% if the Fund underper-forms the S&P 500 Index by 14% (fourteen percentage points) or more.

For the six month period ended September 30, 2008, the Advisor earned base management fees totaling $296,908 and performance-based management fees totaling $113,852. At September 30, 2008, the Fund owed the Advisor base management fees in the amount of $44,851 and the Advisor owed the Fund $21,034 for performance adjustments.

4.) RELATED PARTY TRANSACTIONS

Kailash Birmiwal, Ph.D. is the control person of the Advisor and also serves as a trustee/officer of the Fund. This individual receives benefits from the Advisor resulting from management fees paid to the Advisor by the Fund.

The Trustees who are not interested persons of the Fund were paid a total of $0 in Trustee fees for the six months ended September 30, 2008. Pursuant to the Investment Advisory Agreement, these fees are paid by the Advisor.

5.) CAPITAL STOCK

The Trust is authorized to issue an unlimited number of shares. Paid in capital at September 30, 2008 was $24,085,103 representing 819,875 shares outstanding.

6.) INVESTMENT TRANSACTIONS

For the six months ended September 30, 2008, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $51,127,942 and $50,384,803, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

For federal income tax purposes, the cost of total investment securities owned at September 30, 2008 was $24,156,685 and proceeds from written options amounted to $906,751. At September 30, 2008, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value), was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$214,230	($10,140,543)	($9,926,313)

7.) CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of September 30, 2008, Kailash Birmiwal, Ph.D., the control person of the Advisor, held, in aggregate, approximately 67% of the Fund.

2008 Semi-Annual Report 13

Notes to the Financial Statements (Unaudited) - continued

8.) WRITTEN OPTIONS

Transactions in written options during the six months ended September 30, 2008 were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding at March 31, 2008	50	$34,455
Options written	33,640	$10,818,026
Options terminated in closing purchase transactions	(27,292)	($7,914,179)
Options expired	(196)	($42,112)
Options exercised	(5,992)	($1,989,439)
Options outstanding at September 30, 2008	210	$906,751

9.) DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six months ended September 30, 2008 and the fiscal year ended March 31, 2008 were as follows:

Distributions paid from:

	Six months ended	Year ended
	September 30, 2008	March 31, 2008
Ordinary Income:	$ 0	$ 0
Short-term Capital Gain	0	6,342,770
Long-term Capital Gain	0	12,644
	$ 0	$ 6,355,414

There were no differences between book basis and tax basis of investments.

10.) AVERAGE BORROWINGS

Periodically, the Fund may seek to obtain loans from its brokers for the purpose of funding redemptions or purchasing securities up to the maximum amount that the Fund is permitted to borrow under the Investment Company Act of 1940 using the securities in its portfolio as collateral. Interest is computed on the settled margin balance in the account. The rate at which interest is charged on the settled margin balance may vary from the broker's base rate, depending on the amount of the settled debit balance in the account. During the six months ended September 30, 2008, the Fund had an average loan balance of $1,279,807 and paid an average interest rate of 6.23% . As of September 30, 2008, there was an outstanding loan balance of $1,233,939.

2008 Semi-Annual Report 14

ADDITIONAL INFORMATION (UNAUDITED)

1.) APPROVAL OF INVESTMENT ADVISORY AGREEMENT

On May 10, 2008 the Trustees considered the renewal of the Management Agreement (the "Agreement") between the Advisor and the Trust, on behalf of the Fund. In approving the Agreement, the Trustees considered and evaluated the following factors: (i) the investment performance of the Fund and the Advisor; (ii) the nature, extent and quality of the services provided by the investment advisor to the Fund; (iii) the cost of the services to be provided and the profits to be realized by the Advisor and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows; and (v) whether the fee levels reflect these economies of scale to the benefit of shareholders.

To assist the Trustees in their renewal of the Agreement, the Trustees were supplied with written materials from the Advisor in advance of the meeting. In addition to the foregoing materials, legal counsel to the Trust provided, in advance of the meeting, a memorandum outlining the duties of the Trustees and factors to be considered by the Board with respect to renewal of investment advisory contracts.

The Trustees reviewed and discussed the Advisor’s personal history, including background and investment management experience. They discussed the Fund's performance for the last fiscal year, important factors relating to the Fund's performance, the Advisor's investment and research strategy, the Advisor's financial strength, and expected expenses and revenue from the Fund. The Advisor stated to the Board that it had sufficient funds available to meet its obligations to the Fund.

The Trustees gave careful consideration to factors deemed relevant to the Trust and the Fund. As to the nature, extent and quality of the services to be provided by the Advisor, and the performance of the Fund since commencement of operations, the Trustees noted that the Fund outperformed its benchmark index, the S&P 500 Index, for the fiscal year ended March 31, 2008, by returning -2.12% compared to a return of -5.08% for the S&P 500 Index for the same period. The Trustees also reviewed comparative performance from the inception of the Fund through March 31, 2008, noting that the Fund significantly outperformed its benchmark index with a return of 37.41% since inception compared to a 11.30% return for the S&P 500 Index. The Trustees felt that the superior returns provided strong evidence of the superior quality of the advisory services provided by the Advisor.

As to the costs of the services to be provided, the Trustees reviewed information regarding comparable fee structures and acknowledged that the Fund's base management fee rate (which includes paying substantially all operating expenses of the Fund) and total annual operating expenses were significantly higher than the management fees and expense ratios paid by 36 other funds of comparable size and with similar investment objectives. However, the Trustees acknowledged that the Advisor spends a substantial amount of time managing the Fund and noted that the Fund's superior performance after deduction of the performance fee more than justified the higher fee expenses. In addition, the Trustees noted that the Advisor bears a risk of loss under the performance fee arrangement. Under the Agreement, poor Fund performance results in a reduction of the management fee, with a maximum downward adjustment of 2.40% from the base fee of 2.90% . The Trustees concluded that this fee arrangement aligns the Advisor's interest with those of the shareholders. The Trustees therefore concluded that the fee structure under the current Agreement, including performance-based adjustments, was reasonable.

As to the profits to be realized by the Advisor under the Agreement, the extent to which economies of scale may be realized as the Fund grows, and whether the fee levels reflect these economies of scale for the benefit of the Fund investors, the Trustees noted that the Advisor has made a substantial investment in the Fund. The Trustees acknowledged that the fee under the current management agreement does not provide investors with an opportunity to realize the benefits of economies of scale as the Fund grows. However, the Trustees also noted that the management fee is structured so that investors pay a fee that varies directly with the performance of the Fund. Investors will pay a higher fee if the Fund outperforms its benchmark index and a lower fee if the Fund underperforms its benchmark index. Thus, Fund shareholders will receive the benefit of paying a fee that aligns their interests with the interests of the Advisor. In addition, given the small asset base of the Fund, the Trustees did not think it necessary to consider adding break points at this time.

The Trustees, after further consideration, then concluded that the Management Agreement was fair and reasonable, that the Advisor's fees are reasonable in light of the services provided to the Fund and the benefits received by the Advisor, and that renewal of the Management Agreement would be in the best interests of the Fund and its shareholders.

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2008 Semi-Annual Report 16

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2008 Semi-Annual Report 17

Board of Trustees
Kailash Birmiwal, Ph. D.
Rajendra K. Bordia, Ph. D.
Hemant K. Gupta, Ph. D.
Veera S. Karukonda
Bal K. Sharma, Dr.

Investment Advisor
Birmiwal Asset Management, Inc.
24140 E. Greystone Lane
Woodway, WA 98020

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services, LLC
8000 Town Centre Dr., Ste 400
Broadview Hts, OH 44147

Custodian
U.S. Bank, NA
425 Walnut Street
P.O. Box 1118
Cincinnati, OH 45201

Fund Administrator
Premier Fund Solutions Inc.
480 N. Magnolia Avenue, Suite 103
El Cajon, CA 92020

Legal Counsel
Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, OH 45202

Independent Registered Public
Accounting Firm
Cohen Fund Audit Services, Ltd.
800 Westpoint Pkwy., Ste 1100
Westlake, OH 44145-1594

This report is provided for the general information of the shareholders of the Birmiwal Oasis Fund. This report is not intended for distribution to prospective investors in the funds, unless preceded or accompanied by an effective prospectus.

Birmiwal Oasis Fund 24140 E. Greystone Lane Woodway, WA 98020

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Not applicable. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Portfolio Managers of Closed End Funds. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated
Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-
3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)
under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Not applicable.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Birmiwal Investment Trust

By: /s/ Kailash Birmiwal Kailash Birmiwal President

           Date: 12/3/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Kailash Birmiwal Kailash Birmiwal President

           Date: 12/3/08

By: /s/ Kailash Birmiwal Kailash Birmiwal Chief Financial Officer

           Date: 12/3/08